UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               October 12, 2005

                               Anza Capital, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                        O-24512                 88-1273503
        (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)

                         3200 Bristol Street, Suite 700
                              Costa Mesa, CA 92626
               (Address of principal executive offices) (zip code)

                                 (714) 866-2100
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

      On October 12, 2005, we received a signed Securities Purchase Agreement dated September 16, 2005, by and between AMRES Holding, LLC, a Nevada limited liability company ("AMRES Holding") and GunnAllen Financial, Inc., a Florida corporation ("GunnAllen"), whereby GunnAllen will sell to AMRES Holding, on or about October 28, 2005, warrants to acquire 450,000 shares of common stock of Anza Capital, Inc., a Nevada corporation (referred to as "We" or "Anza") in exchange for the total purchase price of $5,000. GunnAllen does not bear a related-party relationship to Anza or its management.

EXHIBITS

10.1              Securities Purchase Agreement dated September 16, 2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2005            Anza Capital, Inc.,
                                    a Nevada corporation



                                    /s/  Vincent Rinehart
                                    --------------------------------------------
                                    By: Vincent Rinehart
                                    Its:  President and Chief Executive Officer


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